UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 21, 2007 (May 15, 2007)
Date of Report (Date of earliest event reported)

_____________________________________

THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)

(201) 573–9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 21, 2007, The Great Atlantic & Pacific Tea Company, Inc. (the “Company”), issued a press release announcing that they have entered into a timing agreement with the Federal Trade Commission (“FTC”) in connection with A&P’s proposed acquisition of Pathmark.  A copy of the press release is attached hereto as Exhibit 99.1.

(c)   Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated May 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      May 21, 2007

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:  /s/ Allan Richards
       Allan Richards, Senior Vice
       President, Human Resources,
       Labor Relations, Legal Services &
       Secretary

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press release dated May 21, 2007